                                                                    Exhibit 10.4

                              AMENDMENT NUMBER TWO
                                     to the

               MASTER REPURCHASE AGREEMENT (2007 SERVICING RIGHTS)

                           Dated as of April 25, 2007

                                      among

                               WACHOVIA BANK, N.A.
                          WACHOVIA CAPITAL MARKETS, LLC

                                       and

                             NOVASTAR MORTGAGE, INC.

     AMENDMENT  NUMBER TWO  ("Amendment  Number Two"),  dated as of September 7,
2007, by and among Wachovia Bank,  N.A., as buyer  ("Buyer"),  Wachovia  Capital
Markets,  LLC,  as agent  ("Agent"),  NovaStar  Mortgage,  Inc.,  as seller (the
"Seller"),  NovaStar  Financial,  Inc.  ("NFI"),  NovaStar  Holding  Corporation
("NHC") and Homeview  Lending Inc.  ("Homeview",  together with Seller,  NFI and
NHC,  each  a  Guarantor  and  collectively  the  "Guarantors")  to  the  Master
Repurchase  Agreement  (2007 Servicing  Rights),  dated as of April 25, 2007, as amended by Amendment  Number One,  dated May 10, 2007 (as  amended,  the "Master
Repurchase  Agreement"),  by and among the Buyer,  the Agent, the Seller and the
Guarantors.

                                    RECITALS

     WHEREAS,  Buyer,  the Seller,  the  Guarantors and the Agent have agreed to amend the Master Repurchase  Agreement  pursuant to the terms and conditions set forth herein.

     NOW  THEREFORE,  for good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Any terms  capitalized but not otherwise  defined herein shall have the  respective  meanings  set forth in the Master  Repurchase
Agreement.

     SECTION  2.  Amendments.  Effective  as of  the  date  hereof,  the  Master
Repurchase Agreement is hereby amended as follows:

     (a)  Section 2 of the  Master  Repurchase  Agreement  is hereby  amended by deleting  clause (a) of the  definition of "Eligible  Servicing  Agreement"  and replacing it with the following:

          "(a) such  Servicing  Agreement is in form and substance  satisfactory to,  and has been  reviewed  and  approved  by,  the Buyer in its sole discretion,  and  such  Servicing  Agreement  contains

          servicing and assignment of servicing rights provisions  acceptable to the Buyer and with respect to the Servicing  Agreements  identified in
          Sections  (a) and (b) of  Schedule 1, Buyer  shall have  received  the
          Resignation  Letter and the Trustee Side Letter.  The Buyer shall hold the  Resignation  Letter and Trustee  Side Letter in escrow  until the earliest of: (i) the  resignation of the Seller as Servicer,  (ii) the occurrence  of an Event of Default or (iii) upon  notification  by the
          Agent to the Servicer that the Agent reasonably believes that an event will occur which would cause a trustee to be  permitted or required to appoint a backup or successor  servicer  under a Servicing  Agreement, then Servicer agrees to release its resignation letter with respect to such Servicing Agreement."

     (b) The  first  sentence  in  Section  9(a)(vi)  of the  Master  Repurchase
Agreement is hereby  amended by deleting the  reference  to  "$517,000,000"  and replacing it with: "$150,000,000".

     (c) Section  13(q)(ii) is hereby amended by adding the word "not" after the word "shall" and before the word "exercise" in the second sentence thereof.

     (d) Section 13(t) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:

          t. Maintenance of Adjusted  Tangible Net Worth. The Adjusted  Tangible
          Net Worth of NFI at any time shall be greater than $150,000,000.

     (e) Section 13(v) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:

          v. At any time and for any reason, the Agent may, at Seller's expense, cause the  appointment  with  immediate  effect of one or more  backup servicers to service some or all of the Purchased  Assets,  including, without  limitation,  the Purchased  Assets relating to all repurchase
          agreements   and  other   warehouse   facilities,   if  any,  and  all
          securitizations,  subject to the rights, if any, of parties other than
          Seller and its Affiliates to participate in the selection, instruction and/or  monitoring  of such backup  servicer(s).  Seller  agrees,  and agrees to cause its Subsidiaries  and any other Affiliates  within its control,  to cooperate in any manner the Agent indicates is reasonably necessary to assist with the creation and  maintenance  of such backup servicing  arrangements  on terms  acceptable to the Agent in its sole and absolute discretion.

     (f) Section 18(q) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:

          q. [reserved];

     (g) Section 18(r) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:.

          r. the Adjusted Tangible Net Worth of NFI, on a consolidated basis, is less than or equal to $150,000,000 at any time;"

     (h) Section 18(ii) of the Master Repurchase Agreement is hereby amended and restated in its entirety as follows:

          (ii)  Servicer's  current  servicing  rating is  downgraded:  (i) with respect to Moody's below SQ4 (ii) with respect to S&P below  "Average"
          and (iii) with respect to Fitch below RPS4; or

     (i) Clause (i) of Exhibit A-2 to the Master Repurchase  Agreement is hereby deleted in its entirety and replaced with the following:

          (j) [reserved];

     (k) Clause (ii) of Exhibit A-2 to the Master Repurchase Agreement is hereby amended by deleting the  reference to  "$517,000,000"  therein and  replacing it with: "$150,000,000".

     SECTION 3.  Conditions  Precedent.  This Amendment  Number Two shall become effective only when:

     (a) this Amendment  Number Two is executed and delivered by duly authorized officers of each of Buyer, Seller, Guarantors and Agent;

     (b) Buyer shall have received all fees and other amounts due and payable on or  prior to the date  hereof,  including  reimbursement  of all  out-of  pocket expenses  required to be  reimbursed  or paid by Seller  hereunder  or any other
Program Document;

     (c) Any other deliverable due as the date hereof to Buyer; and

     (d) Buyer has received  any other  documents as the Buyer or counsel to the
Buyer may reasonably request.

     SECTION 4. Governing  Law. THIS AMENDMENT  NUMBER TWO SHALL BE CONSTRUED IN
ACCORDANCE  WITH,  AND  GOVERNED  BY, THE LAW OF THE STATE OF NEW YORK,  WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 5. Counterparts.  This Amendment Number Two may be executed by each of the  parties  hereto on any number of  separate  counterparts,  each of which shall be an original and all of which taken  together  shall  constitute one and the same instrument.

     SECTION  6.  Costs.   Seller  shall  promptly   reimburse   Buyer  for  all
out-of-pocket  costs and expenses of Buyer in connection  with the  preparation, execution  and  delivery  of  this  Amendment  Number  Two  (including,  without limitation, the fees and expenses of counsel for Buyer).

     SECTION 7. Limited Effect.  Except as amended hereby, the Master Repurchase
Agreement  shall  continue  in full  force  and  effect in  accordance  with its respective terms. Reference to this Amendment Number Two need not be made in the
Master  Repurchase  Agreement or any other  instrument  or document  executed in connection therewith,  or in any certificate,  letter or communication issued or made  pursuant  to, or with  respect to, the Master  Repurchase  Agreement,  any reference therein to the Master Repurchase Agreement,  being sufficient to refer to the  Master  Repurchase  Agreement,  as  amended  thereby.  Seller  shall  be responsible for all costs associated with this Amendment Number Two.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF,  Seller,  Buyer, Agent and Guarantors have caused their names to be signed to this  Amendment  Number Two by their  respective  officers thereunto duly authorized as of the date first above written.

                                       NOVASTAR MORTGAGE, INC., as Seller

                                       By:  /s/ Todd M. Phillips
                                           -------------------------------
                                       Name:  Todd M. Phillips
                                       Title:  Vice President, Treasurer &
                                               Controller

                                       WACHOVIA BANK, N.A., as Buyer

                                       By:  /s/ Goetz Rokahr
                                          --------------------------------------
                                       Name:  Goetz Rokahr
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

                                       WACHOVIA CAPITAL MARKETS, LLC, as Agent

                                       By:  /s/ Scott Schuman
                                          --------------------------------------
                                       Name:  Scott Schuman
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

Amendment No. 2 to the Master Repurchase Agreement (Servicing Rights)

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

NOVASTAR FINANCIAL, INC., as Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

NOVASTAR MORTGAGE, INC., as Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

HOMEVIEW LENDING INC., as Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President

Amendment No. 2 to the Master Repurchase Agreement (Servicing Rights)